SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported): May 17, 2002



                       The WellCare Management Group, Inc.
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             (Exact name of registrant as specified in its charter)



  New York                           0-21684                       14-1647239
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 (State or other               (Commission File Number)          (IRS Employer
 jurisdiction of                                                 Identification
  incorporation)                                                      No.)



                   280 Broadway, 3rd Floor, Newburgh, NY 12250
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          (Address of principal executive offices, including zip code)


                                 (845) 440-2400
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                         (Registrant's telephone number)
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Item 5.  Other Events

         On May 17, 2002, The WellCare Management Group, Inc., a New York corporation (the "Company") issued a press release announcing that it has reached a definitive agreement with a private equity group pursuant to which the Company will be acquired for approximately $11.75 million, less certain transaction expenses and certain regulatory capital requirements estimated to be approximately $2.46 million. The press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         (c)   Exhibits:

               99.1        Press release of the Company issued May 17, 2002.




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                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      THE WELLCARE MANAGEMENT GROUP, INC.


Date:  May 17, 2002                      By: /s/ Kiran C. Patel, M.D.
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                                           Kiran C. Patel, M.D.
                                           President and Chief Executive Officer


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